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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08547

                          Pioneer Series Trust XII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  Semptember 1, 2013 through February 28, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                     Pioneer Disciplined
                     Growth Fund

                     (Formerly Pioneer Independence Fund.
                     See Note to Shareholders on Page 4 for more information.)

--------------------------------------------------------------------------------
                     Semiannual Report | February 28, 2014
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A   PINDX
                     Class B   INDBX
                     Class C   INDCX
                     Class Y   INYDX

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         21

Notes to Financial Statements                                                29

Approval of Investment Advisory Agreement                                    38

Trustees, Officers and Service Providers                                     42

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still foresee U.S. economic growth matching or exceeding 2013 levels, despite some weaker economic data releases early in the year driven in large part by harsh winter weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. Tax hikes, spending restraint and a better economy have meaningfully cut the federal budget deficit. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has hinted that rates may be raised sooner than anticipated, market expectations are still focused on no earlier than 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faces a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 3

Portfolio Management Discussion | 2/28/14

Note to Shareholders: Effective June 7, 2013, Pioneer Disciplined Growth Fund ("the predecessor fund") reorganized with Pioneer Independence Fund. As a result of the reorganization, Pioneer Independence Fund was renamed Pioneer Disciplined Growth Fund. The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the predecessor Pioneer Disciplined Growth Fund.

In the following interview, Paul Cloonan discusses the investment environment for growth stocks and the performance of Pioneer Disciplined Growth Fund in that environment during the six-month period ended February 28, 2014. Mr. Cloonan, Co-Head of Equity Research, U.S., and a portfolio manager at Pioneer; Ashesh Savla, a senior quantitative research analyst at Pioneer; and Carol Lintz, a fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2014?

A Pioneer Disciplined Growth Fund's Class A shares returned 16.90% at net asset value during the six-month period ended February 28, 2014, while the Fund's benchmark, the Russell 1000 Growth Index, returned 17.84%. During the same six-month period, the average return of the 1,745 mutual funds in Morningstar's Large Growth Funds category was 19.04%, and the average return of the 741 mutual funds in Lipper's Large Cap Growth Funds category was 19.84%.

Q How would you describe the investment environment for equities during the six-month period ended February 28, 2014?

A The domestic stock market generated strong returns during the period. Growth stocks significantly outperformed value stocks, as the Russell 1000 Value Index returned 13.46%, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 17.84%. The overall economic growth rate appeared to be subdued during the period, with gross domestic product (GDP) in the U.S. growing at an annual rate of 2.4% over the final three months of 2013. In that environment, investors appeared to look for stocks of companies that had specific attributes or drivers that could produce healthy earnings growth rates. Such opportunities often were found in the stocks of companies in industries such as biotechnology and software, where performance frequently outpaced that of the overall market. Pharmaceutical and biotechnology companies in the aggregate produced the best returns with the Russell Index during the period, rising by 31.65% over the full six months.

4 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

    During the period, the U.S. Federal Reserve (the Fed) took the first steps towards gradually winding down its quantitative easing (QE) policy--a policy that has helped to sustain the stock market's performance since 2010. However, the Fed also communicated to investors its intent to keep the withdrawal of QE gradual, while at the same time decoupling any decision about increasing short-term interest rates from the decision to taper QE. The bellwether Federal funds rate remained at near zero as of February 28, 2014, but in March, after the Fund's semiannual reporting period ended, new Fed Chair Janet Yellen began hinting that rates may not remain that low for as long previously expected.

Q Which of your investment decisions aided the Fund's benchmark-relative performance during the six-month period ended February 28, 2014, and which decisions detracted from relative performance?

A The Fund's performance lagged that of the benchmark Russell Index during the six-month period, with stock selection in the consumer discretionary sector as well as selection within the biotechnology industry among the larger drags on benchmark-relative performance.

    On the positive side, Fund holdings in the software industry performed particularly well, led by Internet companies Google and Yahoo!. Google continued to gain advertising revenues from its Internet search service, while also becoming a major factor in software for tablets and mobile phones. Google's YouTube operations also continued to produce good growth. Meanwhile, investors bid up the price of Yahoo! as the company's new management team made changes and prospects grew that Yahoo! would realize more value from its Internet operations in China. The Fund's holdings in the media industry also fared well during the period, led by Disney, which increased in value on good results from its operations in cable television, theme parks, and movie and television productions. Our efforts to reshape the Fund's exposure to the consumer staples sector also produced good results during the period, as newer portfolio positions such as Green Mountain Coffee Roasters generated solid returns, while former holdings such as Coca-Cola began to underperform the market.

    A portfolio overweight to health care also helped to support the Fund's benchmark-relative performance, although as noted above, stock selection within the biotechnology industry lagged the benchmark. Overall, however, stock selections within health care performed well. Drug distribution company Cardinal Health, a relatively newer Fund holding, was a standout performer. Cardinal benefited from several trends, including increases in the number of people eligible for prescription medicine insurance, greater use of profitable generic drugs, and increasing use of mail-order prescription services.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 5

    The Fund's results relative to the Russell Index were held back by stock selection in biotechnology. In particular, relative returns were dragged down by the portfolio's not holding positions in several biotechnology companies that performed very well during the period. These included two firms developing pharmaceutical products - Biogen Idec and Alexion Pharmaceuticals - and Illumina, which is involved in gene sequencing research. The Fund's performance also trailed that of the benchmark in the consumer discretionary sector. One notable detractor in the sector was the portfolio's position in Starbucks. The Starbucks position had helped the Fund's performance over the longer term, but the company underperformed during the six-month period amid worries over whether the coffee chain could sustain its growth trends.

Q Did you make any notable changes to the Fund's portfolio of investments during the six-month period ended February 28, 2014?

A We made a number of changes to the Fund's portfolio during the period. In the industrials sector, we liquidated Fund positions in several diversified industrial companies, including General Electric, 3M, and Danaher. In their places, we established portfolio positions in companies that we believe have better opportunities for growth and margin expansion. The new positions included Eaton, Honeywell International, and Parker-Hannifin.

    In information technology, we sold the Fund's positions in Citrix Systems, which provides virtualization software; Oracle, a software and hardware corporation; and Maxim Integrated Products, a developer and manufacturer of semiconductors. All three companies reported disappointing earnings during the past year, and we became less optimistic about their future prospects. In their places, we initiated portfolio investments in several companies, including Facebook, the social media giant, and F5 Technologies, which designs and builds software and hardware for information technology networks. We started with a relatively small Fund position in Facebook, which we think is improving its ability to generate revenue growth as it demonstrates the value of advertising on its platform. We also believe F5 Technologies is well positioned to benefit as corporations increase their investments in network infrastructure.

Q   What is your investment outlook?

A We tend to be optimistic about the growth of the U.S. economy and believe that employment trends will begin to improve as the economic recovery accelerates. At the same time, we believe fiscal concerns that acted as a drag on the recovery, including several tax increases at the Federal level that took effect at the start of 2013, should have less influence. With those factors in the backdrop, we think most domestic corporations should have the

6 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 potential to generate higher earnings growth rates in 2014 than they did in 2013. At the same time, while some stock prices for technology and other companies have become relatively high, we think the stock market, overall, is reasonably valued.

    The primary risks to the market appear to be related to changes in the Fed's monetary policies and the effects of any deterioration of economic conditions in the emerging markets. As the Fed continues to taper its accommodative monetary policies, the equity market could become more volatile. Meanwhile, the increasing economic and political volatility in some emerging nations could hamper earnings of domestic corporations that have heavy exposures to those markets.

    Going forward, we plan to continue to rely on a disciplined stock-selection process that puts the greatest emphasis on bottom-up, fundamental analysis of the characteristics of individual companies. We think our approach offers the greatest opportunity to achieve solid Fund performance in a variety of investment environments.

Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 7

Portfolio Summary | 2/28/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        93.9%
International Common Stocks                                                5.1%
Depository Receipts for International Stocks                               1.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    27.4%
Consumer Discretionary                                                    18.7%
Health Care                                                               16.8%
Industrials                                                               12.8%
Consumer Staples                                                           9.9%
Energy                                                                     5.4%
Materials                                                                  4.0%
Financials                                                                 3.2%
Telecommunication Services                                                 1.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Google, Inc.                                                         5.78%
--------------------------------------------------------------------------------
 2.   Microsoft Corp.                                                      4.74
--------------------------------------------------------------------------------
 3.   Apple, Inc.                                                          4.20
--------------------------------------------------------------------------------
 4.   The Home Depot, Inc.                                                 3.22
--------------------------------------------------------------------------------
 5.   Johnson & Johnson                                                    2.61
--------------------------------------------------------------------------------
 6.   EMC Corp.                                                            2.59
--------------------------------------------------------------------------------
 7.   Gilead Sciences, Inc.                                                2.55
--------------------------------------------------------------------------------
 8.   Express Scripts Holding Co.                                          2.05
--------------------------------------------------------------------------------
 9.   F5 Networks, Inc.                                                    1.27
--------------------------------------------------------------------------------
10.   Xilinx, Inc.                                                         1.19
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Prices and Distributions | 2/28/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      2/28/14                          8/31/13
--------------------------------------------------------------------------------
           A                        $16.65                            $14.27
--------------------------------------------------------------------------------
           B                        $15.78                            $13.56
--------------------------------------------------------------------------------
           C                        $15.60                            $13.40
--------------------------------------------------------------------------------
           Y                        $16.90                            $14.49
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-2/28/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.0307            $   --                $   --
--------------------------------------------------------------------------------
           B             $    --            $   --                $   --
--------------------------------------------------------------------------------
           C             $    --            $   --                $   --
--------------------------------------------------------------------------------
           Y             $0.0690            $   --                $   --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 9

Performance Update | 2/28/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  Net Asset     Public Offering
Period            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         8.55%         7.77%
5 Years           23.18         21.73
1 Year            28.66         21.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.26%         1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Disciplined      Russell 1000
                            Growth Fund              Growth Index
12/31/2005                  $  9,425                 $ 10,000
2/28/2006                   $  9,587                 $ 10,159
2/28/2007                   $ 10,762                 $ 10,977
2/29/2008                   $ 10,981                 $ 11,022
2/28/2009                   $  6,640                 $  6,609
2/28/2010                   $ 10,001                 $ 10,191
2/28/2011                   $ 12,651                 $ 12,733
2/29/2012                   $ 13,458                 $ 13,703
2/28/2013                   $ 14,634                 $ 15,018
2/28/2014                   $ 18,829                 $ 19,395

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

10 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         7.68%         7.68%
5 Years           22.16         22.16
1 Year            27.15         23.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.75%         2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Disciplined      Russell 1000
                            Growth Fund              Growth Index
12/31/2005                  $ 10,000                 $ 10,000
2/28/2006                   $ 10,161                 $ 10,159
2/28/2007                   $ 11,322                 $ 10,977
2/29/2008                   $ 11,465                 $ 11,022
2/28/2009                   $  6,881                 $  6,609
2/28/2010                   $ 10,287                 $ 10,191
2/28/2011                   $ 12,915                 $ 12,733
2/29/2012                   $ 13,637                 $ 13,703
2/28/2013                   $ 14,719                 $ 15,018
2/28/2014                   $ 18,715                 $ 19,395

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares. Accordingly, the performance of Class B shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class B shares, but not other differences in expenses.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 11

Performance Update | 2/28/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
7/16/2008         10.24%        10.24%
5 Years           22.09         22.09
1 Year            27.60         27.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.25%         2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Disciplined      Russell 1000
                            Growth Fund              Growth Index
7/31/2008                   $ 10,000                 $ 10,000
2/28/2009                   $  6,356                 $  6,074
2/28/2010                   $  9,490                 $  9,366
2/28/2011                   $ 11,896                 $ 11,702
2/29/2012                   $ 12,541                 $ 12,594
2/28/2013                   $ 13,515                 $ 13,803
2/28/2014                   $ 17,245                 $ 17,825

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Performance Update | 2/28/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of February 28, 2014)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005         8.79%         8.79%
5 Years           23.59         23.59
1 Year            28.98         28.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  0.95%         0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Disciplined      Russell 1000
                            Growth Fund              Growth Index
12/31/2005                  $ 5,000,000              $ 5,000,000
2/28/2006                   $ 5,086,646              $ 5,079,695
2/28/2007                   $ 5,710,131              $ 5,488,733
2/29/2008                   $ 5,826,121              $ 5,510,762
2/28/2009                   $ 3,528,884              $ 3,304,641
2/28/2010                   $ 5,333,704              $ 5,095,422
2/28/2011                   $ 6,777,616              $ 6,366,379
2/29/2012                   $ 7,225,882              $ 6,851,507
2/28/2013                   $ 7,888,895              $ 7,509,048
2/28/2014                   $10,175,223              $ 9,697,445

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 31, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 31, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                        A             B            C            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account                 $1,169.00     $1,163.70    $1,164.20    $1,171.20
Value (after expenses)
on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid                  $    6.35     $   11.50    $   10.95    $    3.93
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 2.15%, 2.04%, and 0.73% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2013, through February 28, 2014.

--------------------------------------------------------------------------------
Share Class                        A             B            C            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 9/1/13
--------------------------------------------------------------------------------
Ending Account                 $1,018.94     $1,014.09    $1,014.68    $1,021.17
Value (after expenses)
on 2/28/14
--------------------------------------------------------------------------------
Expenses Paid                  $    5.91     $   10.71    $   10.19    $    3.66
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 2.15%, 2.04%, and 0.73% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 15

Schedule of Investments | 2/28/14 (unaudited)

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.8%
               ENERGY -- 5.4%
               Oil & Gas Equipment & Services -- 1.3%
     224,010   Halliburton Co.                                        $   12,768,570
------------------------------------------------------------------------------------
               Integrated Oil & Gas -- 1.0%
     102,630   Occidental Petroleum Corp.                             $    9,905,848
------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 3.1%
     298,716   Cabot Oil & Gas Corp.                                  $   10,455,060
      56,700   EOG Resources, Inc.                                        10,740,114
     262,530   Southwestern Energy Co.*                                   10,852,990
                                                                      --------------
                                                                      $   32,048,164
                                                                      --------------
               Total Energy                                           $   54,722,582
------------------------------------------------------------------------------------
               MATERIALS -- 4.0%
               Commodity Chemicals -- 2.2%
     258,950   LyondellBasell Industries NV                           $   22,808,316
------------------------------------------------------------------------------------
               Specialty Chemicals -- 1.8%
     167,510   Ecolab, Inc.                                           $   18,049,202
                                                                      --------------
               Total Materials                                        $   40,857,518
------------------------------------------------------------------------------------
               CAPITAL GOODS -- 10.8%
               Aerospace & Defense -- 5.1%
     168,574   Honeywell International, Inc.                          $   15,920,129
     306,259   United Technologies Corp.                                  35,838,428
                                                                      --------------
                                                                      $   51,758,557
------------------------------------------------------------------------------------
               Electrical Components & Equipment -- 1.8%
     243,542   Eaton Corp. Plc                                        $   18,195,023
------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 1.1%
      75,177   Cummins, Inc.                                          $   10,969,828
------------------------------------------------------------------------------------
               Industrial Machinery -- 2.8%
     214,820   Ingersoll-Rand Plc                                     $   13,134,095
     132,044   Parker Hannifin Corp.                                      15,917,904
                                                                      --------------
                                                                      $   29,051,999
                                                                      --------------
               Total Capital Goods                                    $  109,975,407
------------------------------------------------------------------------------------
               TRANSPORTATION -- 1.9%
               Railroads -- 1.9%
     104,963   Union Pacific Corp.                                    $   18,933,226
                                                                      --------------
               Total Transportation                                   $   18,933,226
------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.4%
               Restaurants -- 2.4%
     345,260   Starbucks Corp.                                        $   24,499,650
                                                                      --------------
               Total Consumer Services                                $   24,499,650
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               MEDIA -- 7.5%
               Cable & Satellite -- 2.0%
     402,860   Comcast Corp.                                          $   20,823,833
------------------------------------------------------------------------------------
               Movies & Entertainment -- 5.5%
     337,640   The Walt Disney Co.                                    $   27,284,688
     425,413   Time Warner, Inc.                                          28,557,975
                                                                      --------------
                                                                      $   55,842,663
                                                                      --------------
               Total Media                                            $   76,666,496
------------------------------------------------------------------------------------
               RETAILING -- 8.6%
               Internet Retail -- 2.3%
      65,164   Amazon.com, Inc.*                                      $   23,595,884
------------------------------------------------------------------------------------
               Apparel Retail -- 1.4%
     200,330   Ross Stores, Inc.                                      $   14,584,024
------------------------------------------------------------------------------------
               Home Improvement Retail -- 4.9%
     342,530   Lowe's Companies, Inc.                                 $   17,136,776
     394,830   The Home Depot, Inc.                                       32,387,905
                                                                      --------------
                                                                      $   49,524,681
                                                                      --------------
               Total Retailing                                        $   87,704,589
------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 1.1%
               Drug Retail -- 1.1%
     160,848   CVS Caremark Corp.                                     $   11,764,423
                                                                      --------------
               Total Food & Staples Retailing                         $   11,764,423
------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 5.4%
               Soft Drinks -- 1.9%
     235,825   PepsiCo., Inc.                                         $   18,882,508
------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 3.5%
     498,910   Campbell Soup Co.                                      $   21,607,792
     131,805   Green Mountain Coffee Roasters, Inc.*                      14,469,553
                                                                      --------------
                                                                      $   36,077,345
                                                                      --------------
               Total Food, Beverage & Tobacco                         $   54,959,853
------------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 3.3%
               Household Products -- 1.9%
     310,040   Colgate-Palmolive Co.                                  $   19,479,813
------------------------------------------------------------------------------------
               Personal Products -- 1.4%
     204,431   The Estee Lauder Companies, Inc.                       $   14,073,030
                                                                      --------------
               Total Household & Personal Products                    $   33,552,843
------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 7.5%
               Health Care Equipment -- 1.6%
     226,930   Covidien Plc                                           $   16,327,614
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 17

Schedule of Investments | 2/28/14 (unaudited) continued

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Health Care Distributors -- 2.1%
     297,909   Cardinal Health, Inc.                                  $   21,309,431
------------------------------------------------------------------------------------
               Health Care Services -- 2.0%
     274,655   Express Scripts Holding Co.*                           $   20,684,268
------------------------------------------------------------------------------------
               Managed Health Care -- 1.8%
     243,080   Aetna, Inc.                                            $   17,674,347
                                                                      --------------
               Total Health Care Equipment & Services                 $   75,995,660
------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
               SCIENCES -- 9.2%
               Biotechnology -- 6.6%
     191,060   Celgene Corp.*                                         $   30,712,895
     310,280   Gilead Sciences, Inc.*                                     25,688,081
     134,080   Vertex Pharmaceuticals, Inc.*                              10,841,709
                                                                      --------------
                                                                      $   67,242,685
------------------------------------------------------------------------------------
               Pharmaceuticals -- 2.6%
     285,543   Johnson & Johnson                                      $   26,304,221
                                                                      --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $   93,546,906
------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 3.2%
               Other Diversified Financial Services -- 1.5%
     320,017   Citigroup, Inc.                                        $   15,562,427
------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.7%
     551,100   Morgan Stanley Co.                                     $   16,973,880
                                                                      --------------
               Total Diversified Financials                           $   32,536,307
------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 15.9%
               Internet Software & Services -- 8.4%
     224,149   Facebook, Inc.*                                        $   15,345,241
      47,834   Google, Inc.*                                              58,149,402
     302,332   Yahoo!, Inc.*                                              11,691,178
                                                                      --------------
                                                                      $   85,185,821
------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 2.8%
     128,270   Visa, Inc.                                             $   28,981,324
------------------------------------------------------------------------------------
               Systems Software -- 4.7%
  1,244,201    Microsoft Corp.                                        $   47,665,340
                                                                      --------------
               Total Software & Services                              $  161,832,485
------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 9.3%
               Communications Equipment -- 2.5%
     114,000   F5 Networks, Inc.*                                     $   12,806,760
     173,812   Qualcomm, Inc.                                             13,086,305
                                                                      --------------
                                                                      $   25,893,065
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               Computer Hardware -- 4.2%
      80,410   Apple, Inc.                                            $   42,314,958
------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 2.6%
     988,259   EMC Corp.                                              $   26,060,390
                                                                      --------------
               Total Technology Hardware & Equipment                  $   94,268,413
------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%
               Semiconductors -- 1.9%
     154,200   Analog Devices, Inc.                                   $    7,836,444
     229,770   Xilinx, Inc.                                               11,993,994
                                                                      --------------
                                                                      $   19,830,438
                                                                      --------------
               Total Semiconductors & Semiconductor Equipment         $   19,830,438
------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 1.4%
               Integrated Telecommunication Services -- 0.5%
     103,359   Verizon Communications, Inc.                           $    4,917,821
------------------------------------------------------------------------------------
               Wireless Telecommunication Services -- 0.9%
     214,363   Vodafone Group Plc (A.D.R.)                            $    8,911,070
                                                                      --------------
               Total Telecommunication Services                       $   13,828,891
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $781,985,810)                                    $1,005,475,687
------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 98.8%
               (Cost $781,985,810) (a)                                $1,005,475,687
------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 1.2%                     $   12,649,623
------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $1,018,125,310
====================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At February 28, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $783,452,241 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                            $228,846,529
            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                              (6,823,083)
                                                                                    ------------
            Net unrealized appreciation                                             $222,023,446
                                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2014 aggregated $269,086,139 and $254,136,981, respectively.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 19

Schedule of Investments | 2/28/14 (unaudited) continued

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

    Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

    The following is a summary of the inputs used as of February 28, 2014, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                            Level 1             Level 2  Level 3  Total
--------------------------------------------------------------------------------
Common stocks               $1,005,475,687      $--      $--      $1,005,475,687
--------------------------------------------------------------------------------
Total                       $1,005,475,687      $--      $--      $1,005,475,687
================================================================================

During the six months ended February 28, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Statement of Assets and Liabilities | 2/28/14 (unaudited)

ASSETS:
  Investment in securities (cost $781,985,810)                  $1,005,475,687
  Cash                                                               9,988,931
  Receivables --
     Fund shares sold                                                   92,971
     Dividends                                                       3,452,005
  Prepaid expenses                                                      47,936
--------------------------------------------------------------------------------
        Total assets                                            $1,019,057,530
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                           632,785
  Due to affiliates                                                    218,573
  Accrued expenses                                                      80,862
--------------------------------------------------------------------------------
        Total liabilities                                       $      932,220
================================================================================
NET ASSETS:
  Paid-in capital                                               $  793,486,111
  Undistributed net investment income                                7,457,333
  Accumulated net realized loss on investments                      (6,308,011)
  Net unrealized appreciation on investments                       223,489,877
--------------------------------------------------------------------------------
        Total net assets                                        $1,018,125,310
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $958,915,425/57,598,531 shares)             $        16.65
  Class B (based on $8,208,673/520,254 shares)                  $        15.78
  Class C (based on $20,143,209/1,291,545 shares)               $        15.60
  Class Y (based on $30,858,003/1,825,892 shares)               $        16.90
MAXIMUM OFFERING PRICE:
  Class A ($16.65 (divided by) 94.25%)                          $        17.67
================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 21

Statement of Operations (unaudited)

For the Six Months Ended 2/28/14

INVESTMENT INCOME:
  Dividends                                             $14,297,536
  Interest                                                    3,123
----------------------------------------------------------------------------------
        Total investment income                                      $ 14,300,659
----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                       $ 3,128,422
  Transfer agent fees
     Class A                                                781,542
     Class B                                                 31,208
     Class C                                                 16,783
     Class Y                                                    368
  Distribution fees
     Class A                                              1,130,766
     Class B                                                 42,090
     Class C                                                 95,178
  Shareholder communications expense                        223,091
  Administrative reimbursements                             155,455
  Custodian fees                                              7,854
  Registration fees                                          19,910
  Professional fees                                          36,253
  Printing expense                                           38,570
  Fees and expenses of nonaffiliated Trustees                14,521
  Miscellaneous                                               9,636
----------------------------------------------------------------------------------
     Total expenses                                                  $  5,731,647
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                            (18,024)
----------------------------------------------------------------------------------
     Net expenses                                                    $  5,713,623
----------------------------------------------------------------------------------
        Net investment income                                        $  8,587,036
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                   $ 50,818,431
----------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments               $ 90,620,339
----------------------------------------------------------------------------------
  Net gain on investments                                            $141,438,770
----------------------------------------------------------------------------------
  Net increase in net assets resulting from operations               $150,025,806
==================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           2/28/14          Year Ended
                                                           (unaudited)      8/31/13
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $    8,587,036   $     710,772
Net realized gain on investments                               50,818,431     128,722,372
Change in net unrealized appreciation (depreciation)
  on investments                                               90,620,339    (112,092,760)
------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  150,025,806   $  17,340,384
==========================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.03 and $0.08* per share, respectively)    $   (1,785,351)  $     (56,093)
     Class Y ($0.07 and $0.16* per share, respectively)          (131,590)       (345,194)
Net realized gain:
     Class A ($0.00 and $1.77* per share, respectively)                --      (1,183,625)
     Class C ($0.00 and $1.72* per share, respectively)                --        (231,171)
     Class Y ($0.00 and $1.78* per share, respectively)                --      (3,632,699)
------------------------------------------------------------------------------------------
        Total distributions to shareowners                 $   (1,916,941)  $  (5,448,782)
==========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $   34,786,679   $  18,551,575
Shares issued in reorganization                                        --     867,641,589
Reinvestment of distributions                                   1,785,598       1,654,138
Cost of shares repurchased                                    (66,929,937)    (48,807,433)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                            $  (30,357,660)  $ 839,039,869
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $  117,751,205   $ 850,931,471
NET ASSETS:
Beginning of period                                           900,374,105      49,442,634
------------------------------------------------------------------------------------------
End of period                                              $1,018,125,310   $ 900,374,105
------------------------------------------------------------------------------------------
Undistributed net investment income                        $    7,457,333   $     787,238
==========================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Independence Fund) with the predecessor fund.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 23

-------------------------------------------------------------------------------------------
                                  '14 Shares   '14 Amount
                                  (unaudited)  (unaudited)      '13 Shares   '13 Amount
-------------------------------------------------------------------------------------------
Class A*
Shares sold                        1,845,745   $  28,553,615       999,395   $  14,255,756
Shares issued in reorganization           --              --    59,645,163     840,437,863
Reinvestment of distributions        109,133       1,764,655        86,810       1,198,401
Less shares repurchased           (3,642,268)    (56,713,210)   (2,137,786)    (30,317,053)
-------------------------------------------------------------------------------------------
      Net increase (decrease)     (1,687,390)  $ (26,394,940)   58,593,582   $ 825,574,967
===========================================================================================
Class B
Shares sold                            9,387   $     139,799         3,090   $      41,566
Shares issued in reorganization           --              --       675,994       9,099,639
Reinvestment of distributions             --              --            --              --
Less shares repurchased             (113,937)     (1,686,043)      (54,280)       (721,268)
-------------------------------------------------------------------------------------------
      Net increase (decrease)       (104,550)  $  (1,546,244)      624,804   $   8,419,937
===========================================================================================
Class C*
Shares sold                          137,237   $   2,005,036       106,634   $   1,423,587
Shares issued in reorganization           --              --     1,142,501      15,146,429
Reinvestment of distributions             --              --        17,480         227,684
Less shares repurchased             (151,864)     (2,237,627)      (74,401)       (993,480)
-------------------------------------------------------------------------------------------
      Net increase (decrease)        (14,627)  $    (232,591)    1,192,214   $  15,804,220
===========================================================================================
Class Y*
Shares sold                          264,575   $   4,088,297       200,109   $   2,830,666
Shares issued in reorganization           --              --       206,852       2,957,658
Reinvestment of distributions          1,273          20,875        16,326         228,053
Less shares repurchased             (396,884)     (6,293,057)   (1,170,758)    (16,775,632)
-------------------------------------------------------------------------------------------
      Net increase (decrease)       (131,036)  $  (2,183,885)     (747,471)  $ (10,759,255)
===========================================================================================

(1) As a result of the Reorganization, financial reporting for Class B commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

* Historical share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Independence Fund) with the predecessor fund.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year        Year
                                                            2/28/14      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)  8/31/13(a)  8/31/12(a)  8/31/11(a)  8/31/10(a)  8/31/09(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $  14.27     $  13.93    $ 12.96     $ 11.83     $ 11.52     $ 13.38
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.14     $   0.06    $  0.03     $ (0.01)    $  0.04     $  0.03
   Net realized and unrealized gain (loss) on investments       2.27         2.13       2.03        2.52        0.60       (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   2.41     $   2.19    $  2.06     $  2.51     $  0.64     $ (1.83)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.03)    $  (0.08)   $ (0.04)    $ (0.04)    $ (0.04)    $ (0.03)
   Net realized gain                                              --        (1.77)     (1.05)      (1.34)      (0.29)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.03)    $  (1.85)   $ (1.09)    $ (1.38)    $ (0.33)    $ (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   2.38     $   0.34    $  0.97     $  1.13     $  0.31     $ (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  16.65     $  14.27    $ 13.93     $ 12.96     $ 11.83     $ 11.52
====================================================================================================================================
Total return*                                                  16.90%       16.57%     17.46%      21.62%       5.48%     (13.64)%
Ratio of net expenses to average net assets                     1.18%**      1.23%      1.25%       1.25%       1.25%       1.25%
Ratio of net investment income to average net assets            1.80%**      0.26%      0.31%       0.18%       0.39%       0.39%
Portfolio turnover rate                                           54%**        45%        75%        107%        104%        106%
Net assets, end of period (in thousands)                    $958,915     $846,042    $ 9,646     $ 5,257     $   962     $   667
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.18%**      1.26%      1.48%       1.52%       1.66%      10.79%
   Net investment income (loss)                                 1.80%**      0.23%     0.08%      (0.09)%     (0.02)%     (9.15)%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 25

-------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             2/28/14      6/7/13(a)
                                                             (unaudited)  to 8/31/13
-------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $13.56       $ 13.43
-------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment loss                                       $ 0.06       $ (0.02)
   Net realized and unrealized gain on investments             2.16          0.15
-------------------------------------------------------------------------------------
Net increase in net assets from investment operations        $ 2.22       $  0.13
-------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $   --       $    --
-------------------------------------------------------------------------------------
Net increase in net asset value                              $ 2.22       $  0.13
-------------------------------------------------------------------------------------
Net asset value, end of period                               $15.78       $ 13.56
=====================================================================================
Total return*                                                 16.37%         0.97%***
Ratio of net expenses to average net assets                    2.15%**       2.23%**
Ratio of net investment loss to average net assets             0.71%**      (0.76)%**
Portfolio turnover rate                                          54%**         45%**
Net assets, end of period (in thousands)                     $8,209       $ 8,475
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                              2.58%**       2.75%**
   Net investment loss                                         0.28%**      (1.27)%**
=====================================================================================

(a) Financial reporting for Class B shares commenced on June 7, 2013. See Notes to Financial Statements -- Notes 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year        Year
                                                            2/28/14      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)  8/31/13(a)  8/31/12(a)  8/31/11(a)  8/31/10(a)  8/31/09(a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  13.40     $ 13.17     $ 12.35     $ 11.35     $ 11.13     $  12.99
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                      $   0.07     $ (0.05)    $ (0.08)    $ (0.09)    $ (0.07)    $  (0.04)
   Net realized and unrealized gain (loss) on investments       2.13        2.00        1.92        2.39        0.58        (1.82)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   2.20     $  1.95     $  1.84     $  2.30     $  0.51     $  (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                        $     --     $ (1.72)    $ (1.02)    $ (1.30)    $ (0.29)    $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   2.20     $  0.23     $  0.82     $  1.00     $  0.22     $  (1.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  15.60     $ 13.40     $ 13.17     $ 12.35     $ 11.35     $  11.13
====================================================================================================================================
Total return*                                                  16.42%      15.49%      16.41%      20.58%       4.49%      (14.34)%
Ratio of net expenses to average net assets                     2.04%**     2.15%       2.15%       2.15%       2.11%        2.15%
Ratio of net investment loss to average net assets              0.93%**    (0.59)%     (0.58)%     (0.72)%     (0.48)%      (0.52)%
Portfolio turnover rate                                           54%**       45%         75%        107%        104%         106%
Net assets, end of period (in thousands)                    $ 20,143     $17,505     $ 1,501     $ 1,283     $   320     $    255
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.04%**     2.25%       2.41%       2.47%       2.36%       11.44%
   Net investment loss                                          0.93%**    (0.69)%     (0.84)%     (1.04)%     (0.73)%      (9.82)%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 27

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year        Year        Year        Year
                                                             2/28/14     Ended       Ended       Ended       Ended       Ended
                                                             (unaudited) 8/31/13(a)  8/31/12(a)  8/31/11(a)  8/31/10(a)  8/31/09(a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 14.49     $ 14.16     $ 13.16     $ 11.98     $ 11.66     $ 13.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.18     $  0.13     $  0.09     $  0.07     $  0.09     $  0.04
   Net realized and unrealized gain (loss) on investments       2.30        2.14        2.04        2.54        0.58       (1.85)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.48     $  2.27     $  2.13     $  2.61     $  0.67     $ (1.81)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.07)    $ (0.16)    $ (0.08)    $ (0.08)    $ (0.05)    $ (0.03)
   Net realized gain                                              --       (1.78)      (1.05)      (1.35)      (0.30)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.07)    $ (1.94)    $ (1.13)    $ (1.43)    $ (0.35)    $ (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.41     $  0.33     $  1.00     $  1.18     $  0.32     $ (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.90     $ 14.49     $ 14.16     $ 13.16     $ 11.98     $ 11.66
====================================================================================================================================
Total return*                                                  17.12%      16.95%      17.88%      22.07%       5.78%     (13.34)%
Ratio of net expenses to average net assets                     0.73%       0.90%       0.90%       0.90%       0.90%       0.90%
Ratio of net investment income to average net assets            2.17%       0.78%       0.67%       0.52%       0.72%       0.88%
Portfolio turnover rate                                           54%         45%         75%        107%        104%        106%
Net assets, end of period (in thousands)                     $30,858     $28,352     $38,296     $46,528     $29,723     $28,173
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.73%       0.95%       1.00%       1.00%       1.15%       1.70%
   Net investment income                                        2.17%       0.73%       0.57%       0.42%       0.47%       0.07%
====================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Notes to Financial Statements | 2/28/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the Fund) is a diversified series of Pioneer Series Trust XII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the predecessor fund), a series of Pioneer Series Trust V, on June 7, 2013. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with the predecessor fund. Prior to the reorganization, the Fund was named Pioneer Independence Fund. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. The predecessor fund did not offer Class B shares. Accordingly, financial reporting for Class B shares commenced on June 7, 2013, and no financial information has been presented for prior periods. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 29 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At February 28, 2014 there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

30 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $  861,845
    Long-term capital gain                                             4,586,937
    ----------------------------------------------------------------------------
         Total                                                        $5,448,782
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $    736,191
    Capital loss carryforward                                      (55,608,964)
    Net unrealized appreciation                                    131,403,107
    ----------------------------------------------------------------------------
         Total                                                    $ 76,530,334
    ============================================================================

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 31

    Due to a different tax survivor and different tax year end, the tax amounts include those related to the Fund for the tax period January 1, 2013 to August 31, 2013.

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $16,601 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2014.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

32 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $5 billion. Prior to June 7, 2013, the Fund paid an annual fee equal to 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% of the Fund's average daily net assets over $1 billion. Prior to June 7, 2013, the predecessor fund paid management fee equal to 0.65% of the predecessor fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the fund's average daily net assets and 0.55% of the Fund's average daily net assets over $5 billion. For the six months ended February 28, 2014, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class B, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,727 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2014.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 33

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $199,266
Class B                                                                    5,439
Class C                                                                   15,094
Class Y                                                                    3,292
--------------------------------------------------------------------------------
  Total                                                                 $223,091
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $163,206 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,640 in distribution fees payable to PFD at February 28, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%,

34 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2014, CDSCs in the amount of $1,269 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2014, the Fund had no borrowings under the credit facility.

6. Reorganization Information

On June 7, 2013 ("Closing Date"), the Predecessor Fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Predecessor Fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y of the Predecessor Fund received Class A, Class C and Class Y shares of the Fund, respectively, in the reorganization. The Predecessor Fund did not offer Class B shares. Financial reporting for Class B shares commenced on June 7, 2013. The investment portfolio of the Predecessor Fund, with an aggregate value of $39,909,928 and an identified cost of $28,800,409 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 35

The Fund was the legal survivor of the reorganization. The Predecessor Fund was the accounting survivor of the reorganization. Accordingly, the Predecessor Fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Independence Fund.

The following charts show the details of the reorganization as of the Closing
Date:

--------------------------------------------------------------------------------
                                                                 Pioneer
                     Pioneer               Pioneer               Disciplined
                     Independence          Disciplined           Growth Fund
                     Fund                  Growth Fund           (Post-
                     (Pre-Reorganization)  (Pre-Reorganization)  Reorganization)
--------------------------------------------------------------------------------
Net Assets
Class A              $840,437,863          $10,364,341           $850,802,204
Class B                 9,099,639                   --              9,099,639
Class C                15,146,429            2,058,002             17,204,431
Class Y                 2,957,658           27,496,503             30,454,161
--------------------------------------------------------------------------------
Total Net Assets     $867,641,589          $39,918,846           $907,560,435
--------------------------------------------------------------------------------
Shares Outstanding
Class A                59,645,163              735,580*            60,380,743
Class B                   675,994                   --                675,994
Class C                 1,142,501              155,204*             1,297,705
Class Y                   206,852            1,922,838*             2,129,690

--------------------------------------------------------------------------------
                     Pre-conversion        Conversion            Post-conversion
                     Shares                Ratio*                shares
--------------------------------------------------------------------------------
Class A                968,214             0.7459                  735,580
Class C                202,249             0.7674                  155,204
Class Y              2,600,174             0.7395                1,922,838

* Share amounts have been adjusted to reflect the conversion ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.

--------------------------------------------------------------------------------
                                                               Shares
                                            Exchange           Issued In
                                            Ratio              Reorganization**
--------------------------------------------------------------------------------
Class A                                     1.0000                59,645,163
Class B                                     1.0000                   675,994
Class C                                     1.0000                 1,142,501
Class Y                                     1.0000                   206,852

** Reflects shares issued by the predecessor fund, the accounting survivor, as shown on the Statement of Changes.

--------------------------------------------------------------------------------
                                       Unrealized               Accumulated
                                       Appreciation             Gain (loss) on
                                       on Closing Date          Closing Date
--------------------------------------------------------------------------------
Fund                                   $235,200,774             $ (181,548,206)
Predecessor Fund                         11,109,519                    (18,100)

36 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

Assuming the Reorganization had been completed on September 1, 2012, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended August 31, 2013, are as follows:

Net Investment income (loss)                                        $  2,286,293
Net realized and unrealized gains (losses)                           108,810,068
--------------------------------------------------------------------------------
Change in net assets resulting from operations                      $111,096,361
================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 37

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

38 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2013, and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 39 paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the Fund's expense ratio was approximately nine basis points higher than the median expense ratio of its Morningstar peer group and approximately the same as the median expense ratio of its Strategic Insight peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its

40 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 41

Trustees, Officers and Service Providers

Trustees                            Officers
Thomas J. Perna, Chairman           Daniel K. Kingsbury, President*
David R. Bock                       Mark D. Goodwin, Executive
Benjamin M. Friedman                   Vice President
Margaret B.W. Graham                Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                 Christopher J. Kelley, Secretary
Marc O. Mayer
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

42 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

                           This page for your notes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14 43

                           This page for your notes.

44 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19111-08-0414

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XII


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date April 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date April 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2014

* Print the name and title of each signing officer under his or her signature.